UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 South King Street, Suite 1800 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 826-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AVLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

Appointment of Retired Lieutenant General Bruce Crawford and Srinivas Tallapragada as Members of the Board of Directors

On June 28, 2021, the Board of Directors (the “Board”) of Avalara, Inc. (the “Company”), increased the size of the Board from nine to eleven members and filled the vacancies created by such increase as discussed below.

The Board appointed retired Lieutenant General Bruce Crawford effective July 1, 2021, to serve as a Class II director until the Company’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”) or until his successor is duly elected and qualified. Mr. Crawford was also appointed to serve as a member of the Board’s Nominating and Corporate Governance Committee, effective July 1, 2021.

The Board also appointed Srinivas Tallapragada, effective July 1, 2021, to serve as a Class I director until the 2022 Annual Meeting or until his successor is duly elected and qualified. Mr. Tallapragada was also appointed to serve as a member of the Board’s Nominating and Corporate Governance Committee, effective July 1, 2021.

Mssrs. Crawford’s and Tallapragada’s compensation as directors will be consistent with that provided to all of the Company’s non-employee directors, the terms of which are included in Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. There is no arrangement or understanding between Mr. Crawford or Mr. Tallapragada and any other person pursuant to which such director was appointed as a director and neither Mr. Crawford nor Mr. Tallapragada is a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of General Crawford and Mr. Tallapragada is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Avalara, Inc. on June 29, 2021

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVALARA, INC.

Date: June 29, 2021	By:	/s/ Alesia L. Pinney
Alesia L. Pinney Executive Vice President, Chief Legal Officer, and Secretary